                                  EXHIBIT 21
                         CYPRUS AMAX MINERALS COMPANY
                         ____________________________

                        SUBSIDIARIES OF THE REGISTRANT
                             AT DECEMBER 31, 1996

                                                                     ORGANIZED
                                                                       UNDER
                         COMPANY                                      LAWS OF
--------------------------------------------------------              -------
Cyprus Metals Company                                                Delaware
  Cyprus Climax Metals Company                                       Delaware
     Byner Cattle Company                                             Nevada
     Copper Market, Inc.                                             Arizona
     Climax Molybdenum Company                                       Delaware
       Climax Molybdenum Marketing Corporation                       Delaware
     Climax Molybdenum GmbH                                          Germany
     Climax Molybdenum S.R.L.                                         Italy
     Cyprus Amax del Peru Corporation                                Delaware
     Cyprus Amax Finance Chile Corporation                           Delaware
     Cyprus Bagdad Copper Corporation                                Delaware
     Cyprus Christmas Mine Corporation                               Delaware
     Cyprus Climax Metals GmbH                                       Germany
     Cyprus Copper Marketing Corporation                             Delaware
     Cyprus El Abra Corporation                                      Delaware
       Sociedad Contractual Minera El Abra - (51%)/(A)/               Chile
       Cyprus Lac Minera Limitada/(B)/                                Chile
     Cyprus Miami Mining Corporation                                 Delaware
     Cyprus Mineral Park Corporation                                 Delaware
     Cyprus Pima Mining Company - (75.01%)/(C)/                     California
     Cyprus Pinos Altos Corporation                                  Delaware
     Cyprus Rod Chicago Corporation                                  Delaware
     Cyprus Sierrita Corporation                                     Delaware
     Cyprus Tohono Corporation                                       Delaware
     Cyprus Tonopah Mining Corporation                               Delaware
     Sociedad Minera Cerro Verde S.A. - (82.5%)/(D)/                   Peru

  Cyprus Gold Company                                                Delaware
     Cyprus Copperstone Gold Corporation                             Delaware
     Cyprus Gold Australia Corporation                               Delaware
     Cyprus Magadan Gold Corporation                                 Delaware
       Omolon Gold Mining Company - (50%)/(E)/                        Russia

                                                                     ORGANIZED
                                                                       UNDER
                          COMPANY                                     LAWS OF
--------------------------------------------------------              -------
  Cyprus Exploration and Development Corporation                     Delaware
     Cyprus Amax China Corporation                                   Delaware
     Cyprus Amax Ghana Corporation                                   Delaware
     Cyprus Amax Indonesia Corporation                               Delaware
       PT Cyprus Amax Indonesia/(F)/                                 Indonesia
     Cyprus Amax Indonesia Holdings, Limited                          Bermuda
     Cyprus Amax Zambia Corporation                                  Delaware
     Cyprus Amax Zimbabwe Corporation                                Delaware
     Cyprus Canada, Inc.                                              Canada
     Cyprus Gold Exploration Corporation                             Delaware
     Cyprus Metals Exploration Corporation                           Delaware
     Cyprus Minera de Panama, S.A.                                    Panama
     Minera Cyprus Antacori Corporation                              Delaware
       Rio Blanco Exploration, LLC - (50%)/(G)/                      Colorado
  Compania Mexicana de Exploracion Cyprus, S.A. de C.V.               Mexico
  Cyprus Metals Australia Corporation                                Delaware
  Cyprus Mexico Corporation                                          Delaware
  Cyprus Minera de Chile, Inc.                                       Delaware
  Cyprus Urals Corporation                                           Delaware
  Cyprus Zinc Corporation                                            Delaware
  Minera Cuicuilco S.A. de C.V.                                       Mexico
  Servicios Cyprus S.A. de C.V.                                       Mexico

  Cyprus Specialty Metals Company                                    Delaware
     Cyprus Foote Mineral Company                                  Pennsylvania
       Minera Cyprus Chile Limitada/ (H)/                              Chile
     Foote Mineral Company Limitada/(I)/                               Chile
       Sociedad Chilena de Litio Limitada/(J)/                         Chile

Cyprus Mines Corporation                                             Delaware
  Cyprus Amax Minerals Japan Corporation                             Delaware

Amax Metals Recovery, Inc.                                           Delaware
Amax Nickel Overseas Ventures, Inc.                                  Delaware
Amax Specialty Metals (Canada) Limited                                Canada
  Ametalco (Toronto) Limited                                          Canada
  Ametalco (Vancouver) Limited                                        Canada
American Metal Climax, Inc.                                          Delaware
Ametalco Inc.                                                        New York
  Ametalco Limited                                                   England
     Ametalco U.K.                                                   England
     Climax Molybdenum U.K. Limited                                  England
Climax Canada Ltd.                                                   Delaware
Climax Molybdenum B.V.                                           The Netherlands
Gold Hill Mining and Milling Company                                 Colorado

                                                                     ORGANIZED
                                                                       UNDER
                    COMPANY                                           LAWS OF
-------------------------------------------------                     -------
Mt.Emmons Mining Company                                              Delaware
  Silver Springs Ranch, Inc.                                          Colorado

Amax Energy Inc.                                                      Delaware
  Amax Zinc (Newfoundland) Limited                                    Delaware
  Castle Oaks Corporation                                             Colorado
  Cyprus Amax Coal Company                                            Delaware
     Alliance Power Marketing, Inc.                                   Delaware
     Cyprus Amax Coal Sales Corporation                               Delaware
     Cyprus Australia Coal Company                                    Delaware
       McIlwraith McEacharn Pty Limited                               Australia
       McIwraith Mining Pty Limited                                   Australia
       Oakbridge Pty Limited - (41.3%)/(K)/                           Australia
       Cyprus Springvale Pty Limited                                  Australia
     Cyprus Coal Development Corporation                              Delaware
     Cyprus Coal Equipment Company                                    Delaware
     Cyprus Consolidated Resources Corporation                        Delaware
     Cyprus Cumberland Coal Corporation                               Kentucky
     Cyprus Cumberland Resources Corporation                          Delaware
     Cyprus Emerald Resources Corporation                             Delaware
     Cyprus Empire Corporation                                        Delaware
     Cyprus Freeport Resources Corporation                            Delaware
     Cyprus Kanawha Corporation                                       Delaware
     Cyprus Mountain Coals Corporation                                Delaware
     Cyprus River Processing Corporation                              Delaware
     Cyprus Shoshone Coal Corporation                                 Delaware
     Cyprus Southern Realty Corporation                               Kentucky
     Cyprus Western Coal Company                                      Delaware
       Cyprus Plateau Mining Corporation                              Delaware
       Cyprus Yampa Valley Coal Corporation                           Delaware
          Colorado Yampa Coal Company                                 Delaware
          Twentymile Coal Company                                     Delaware
     Pennsylvania Services Corporation                                Delaware
     Amax Coal Company                                                Delaware
       Yankeetown Dock Corporation- (60%)/(L)/                        Indiana
     Amax Coal Sales Company                                          Delaware
     Amax Coal West, Inc.                                             Delaware
     Amax Land Company                                                Delaware
     Ayrshire Land Company                                            Delaware
     Beech Coal Company                                               Delaware
     Cannelton Inc.                                                   Delaware
       Cannelton Industries, Inc.                                  West Virginia
          Dunn Coal & Dock Company                                 West Virginia
          Maple Meadow Mining Company                                 Delaware
       Cannelton Land Company                                         Delaware

                                                                     ORGANIZED
                                                                       UNDER
                              COMPANY                                 LAWS OF
----------------------------------------------------------------      -------
       Cannelton Sales Company                                        Delaware
     Meadowlark Inc.                                                  Delaware
     Grassy Cove Coal Mining Company                                  Delaware
     Roaring Creek Coal Company                                       Delaware
       Bentley Coal Company                                         Partnership
       Skyline Coal Company                                         Partnership
       Kentucky Prince Coal Company                                 Partnership

  Amax Gold Inc.- (52.5%)/(M)/                                        Delaware
     AGI Chile Credit Corp., Inc.                                     Delaware
     Amax Gold (B.C.) Ltd.                                            Delaware
       Fairbanks Gold Ltd.                                              B.C.
           Electrum Resources Corp                                     Alaska
           Melba Creek Mining, Inc.                                    Alaska
     Amax Gold Exploration Canada, Ltd.                                Canada
     Amax Gold Exploration, Inc.                                      Delaware
       Amax Gold de Chile Limitada (50%)/(N)/                           Chile
     Amax Gold Refugio, Inc.                                          Delaware
       Compania Minera Maricunga (50%)/(O)/                             Chile
     Amax Precious Metals, Inc.                                       Delaware
     Amax Russia Corporation                                          Delaware
     Fairbanks Gold Mining, Inc                                       Delaware
       Morrison Knudsen Fort Knox Project Limited, LLC (1%)/(P)/        Ohio
     Guanaco Mining Company, Inc.                                     Delaware
       Compania Minera Amax Guanaco (90%)/(Q)/                          Chile
     Haile Mining Company                                             Delaware
     Lancaster Mining Company, Inc.                                   Delaware
     Lassen Gold Mining, Inc.                                         Delaware
     Luning Gold Inc.                                                  Nevada
     Nevada Gold Mining, Inc,                                         Delaware
     Waihi Financing Limited/(R)/                                   New Zealand
       Martha Holdings Limited                                      New Zealand
           Waihi Resources Limited                                  New Zealand
              Waihi Mines Limited                                   New Zealand
                 Martha Mining, Ltd. (33.51%)/(S)/                  New Zealand
     Wind Mountain Mining, Inc.                                       Delaware
Amax Canada Development Limited                                        Canada
Amax de Chile, Inc.                                                   Delaware
Amax Exploration, Inc.                                                Delaware
  Amsalar Inc.                                                        Delaware
Amax Exploration (Ireland), Inc.                                      Delaware
Amax Investment (France), Inc.                                        Delaware
Amax Research and Development                                         Delaware
Amax Resources Brazil, Inc.                                           Delaware

                                                                     ORGANIZED
                                                                       UNDER
                      COMPANY                                         LAWS OF
----------------------------------------------------                  -------
Amax Arizona, Inc.                                                     Nevada
Amax Copper , Inc.                                                    Delaware
Amax Realty Development, Inc.                                         Delaware
Amax Specialty Coppers Corporation                                    Delaware
Amax Specialty Metals (Driver), Inc.                                  Delaware
Blackwell Zinc Company, Inc.                                          New York
Cyprus Amax Finance Corporation                                       Delaware
Missouri Lead Smelting Company                                        Delaware


/(A)/  49% owned by Corporacion Nacional del Cobre de Chile
/(B)/  50% owned by Amax de Chile, Inc.
/(C)/  24.99% held by  BHP Minerals International, Inc.
/(D)/  8.3% owned by employees, 9.2% owned by Compania de Minas Buenaventura
       S.A.
/(E)/  50% owned by five Russian joint venture partners
/(F)/ 95% owned by Cyprus Amax Indonesia Corporation, 5% owned by Cyprus Gold Australia Corporation
/(G)/  50% owned by Newcrest International Pty. Limited
/(H)/ 90.33% owned by Cyprus Foote Mineral Company, 9.67% owned by Cyprus Exploration and Development Corporation
/(I)/ 50% owned by Cyprus Specialty Metals Company, 50% owned by Cyprus Foote Mineral Company
/(J)/ 55% owned by Cyprus Foote Mineral Company, 45% owned by Foote Mineral Company Limitada
/(K)/ 25.6% owned by Tomen Corporation, 23.6% owned by Nippon Oil (Australia) Pty Limited, 6.7% owned by Ban-Pu Australia Pty Limited, 2.9% owned by Kawasho Corporation. One fully paid "A" class ordinary share owned by McIllwraith Mining Pty Limited
/(L)/  40% owned by Peabody Coal Company
/(M)/ 47% publicly traded, 53% owned by Amax Energy Inc. and Cyprus Amax Minerals Company
/(N)/ 50% owned by Amax Gold Exploration Inc. and 50 % owned by Guanaco Mining Company, Inc.
/(O)/  50% owned by Bema Gold (Bermuda) Limited
/(P)/  99% owned by Morrison Knudsen Corporation
/(Q)/  10% owned by CORFO
/(R)/ All outstanding preference shares owned by ACM (New Zealand), Limited /(S)/ 32.98% owned by AUAG Resources Limited, 33.51% owned by Welcome Gold
       Mines Limited